UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2026

IonQ, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39694	85-2992192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4505 Campus Drive
College Park, Maryland		20740
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 301 298-7997

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	IONQ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

On November 13, 2026, IonQ, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement to the prospectus included in the Company’s Registration Statement on Form S-3ASR filed with the SEC on February 26, 2025 (File No. 333-285279) (the “Registration Statement”), covering the resale by certain selling stockholders of an aggregate of 34,580,646 shares of Company common stock, par value $0.0001 per share. A copy of the legal opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP relating to the shares covered by the prospectus supplement is filed herewith as Exhibit 5.1, and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Gary Merrill as Chief Financial Officer

Also on November 13, 2026, the Company announced that, on November 10, 2026, the Company appointed Gary Merrill as Chief Financial Officer, Treasurer, principal financial officer and principal accounting officer of the Company, to be effective upon his first day of employment, which is expected to be December 3, 2026 (the “Start Date”). Mr. Merrill succeeds Inder M. Singh, who held these roles until November 10, 2026. Niccolo M. de Masi will serve as the Company’s interim principal financial officer and principal accounting officer until the Start Date.

Mr. Merrill, age 51, is joining the Company after having served as Chief Financial Officer of Commvault Systems, Inc. (“Commvault”), a publicly-traded provider of cyber resiliency solutions, from April 2026 until the present, before which he served in various other roles at Commvault, including as Chief Commercial Officer from August 2024 to April 2026, Chief Financial Officer from April 2022 to August 2024, Chief Business Operations Officer from 2019 to 2022 and Chief Accounting Officer from 2012 to 2019. He holds a Bachelor of Science in Accounting from Elizabethtown College.

Other than the Offer Letter (as defined below), there are no arrangements or understandings between Mr. Merrill and any other person pursuant to which he was selected as Chief Financial Officer. There are no family relationships between Mr. Merrill and any director or executive officer of the Company and Mr. Merrill has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

Offer Letter with Mr. Merrill

In connection with his appointment, the Company entered into an offer letter (the “Offer Letter”) with Mr. Merrill on November 8, 2026. Under the terms of the Offer Letter, Mr. Merrill’s employment is on an at-will basis and he will be paid a base salary of $525,000. He will be eligible to participate in the Company’s discretionary annual incentive plan bonus with a target award of 100% of his base salary, which for 2026 will be prorated.

Mr. Merrill will also be granted initial equity awards, consisting of (i) restricted stock units (“RSUs”) with a value of $7,000,000 vesting in quarterly installments over three years beginning on March 10, 2027, (ii) performance-based RSUs (“PSUs”) with a target value of $18,000,000 (the “Target PSUs”), with the opportunity to vest in between 0% and 200% of the Target PSUs, with vesting based on the Company’s achievement against performance metrics to be established in the first quarter of 2027 by the Compensation Committee of the Board of Directors of the Company for the three-year performance period covering the 2027, 2028 and 2029 calendar years and (iii) as an inducement to have Mr. Merrill accept the Company’s offer of employment and as a “make-whole” award for his forfeiture of certain contingent compensation from his prior service recipient, following his submission of satisfactory evidence of such forfeitures, Mr. Merrill will receive an award of RSUs with a value equal to $15,000,000, vesting in approximately equal installments on December 10, 2027 and December 10, 2028.

The Offer Letter also provides that in the event Mr. Merrill experiences a “Covered Termination” (as defined in the Company’s Amended and Restated Executive Severance Plan (the “Executive Severance Plan”)), executes and does not revoke a release of claims in favor of the Company and complies with restrictive covenants, he will be eligible for severance benefits under the Executive Severance Plan, including payments of continued salary and a full target bonus over a severance period (ranging from 9 to 12 months depending on whether in connection with a change in control), a pro-rata target bonus for the year of termination, a COBRA subsidy based on the length of the severance period and acceleration of certain equity awards.

The foregoing summary is not a complete discussion of the terms discussed herein and is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which will be filed as an exhibit to the Company’s next Annual Report on Form 10-K, and the full text of the Executive Severance Plan, a copy of which is filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, which is incorporated herein by reference.

Item 8.01 Other Events.

Also on November 13, 2026, the Company announced that, effective on November 16, 2026, Thomas A. Austin had been appointed as Chief Accounting Officer of the Company. Mr. Austin is joining the Company after having served as Chief Accounting Officer for Juniper Networks, a multinational networking corporation owned by the Hewlett Packard Enterprise Company.

A copy of the press release announcing the executive transition has been filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
5.1	Opinion of Paul, Weiss, Rifkind, Wharton & Garrison LLP.
23.1	Consent of Paul, Weiss, Rifkind, Wharton & Garrison LLP (included in Exhibit 5.1).
99.1	Press Release, dated November 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IonQ, Inc.

Date:	November 13, 2026	By:	/s/ Paul T. Dacier
Paul T. Dacier Chief Legal Officer & Corporate Secretary